Exhibit 10.7

NICHOLAS FINANCIAL, INC.

Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME	DEALER NAME
1ST AUTO CHOICE LLC	ANDY MOHR CHEVROLET, INC.
1ST CHOICE AUTO & TRUCK SALES	ANDY MOHR FORD, INC.
1ST CHOICE AUTO LLC	ANDY MOHR NISSAN, INC.
1ST FINANCIAL SERVICES	ANDY MOHR SPEEDWAY CHEVROLET
1ST PLACE AUTO SALES, INC	ANDY MOHR TOYOTA
31 W AUTO BROKERS INC	ANN STREET CROSSLANDER
4042 MOTORS LLC	ANTHONY PONTIAC GMC BUICK INC
44 AUTO MART	ANTHONY WAYNE AUTO SALES
45TH STREET AUTO SALES INC	ANY CREDIT AUTO SALES LLC
4X4 AUTOS AND MORE	APL OF ORLANDO
5 POINTS AUTO MASTERS	APOSTOLAKIS HONDA
5 STAR AUTO SALES	APPROVAL AUTO CREDIT INC.
5 STARR AUTO	AR MOTORSPORTS INC
7 CITIES AUTOBROKERS LLC	ARBOGAST BUICK PONTIAC GMC
A.R.J.’S AUTO SALES, INC	ARCH ABRAHAM NISSAN LTD
A+ AUTO SALES, LLC	ARES FINANCIAL SERVICES LLC
AACC AUTO CAR SALES, INC	ARLINGTON TOYOTA INC.
ABBY’S AUTOS, INC.	ARRIGO DODGE
ABC AUTOTRADER LLC	ART MORAN PONTIAC
ABRAHAM BUICK, INC.	ASHEBORO FORD LINCOLN
ACC USED CARS	ASTRO LINCOLN MERCURY, INC.
ACTION MOTORS, INC.	ATCHINSON FORD SALES
ACURA OF ORANGE PARK	ATHENS AUTO SALES
ADAMS AUTO GROUP	ATLANTA BEST USED CARS LLC
ADAMSON FORD LLC	ATLANTA CAR CLUB INC
ADRIAN DODGE CHRYSLER JEEP	ATLANTA LUXURY MOTORS
ADVANCE AUTO WHOLESALE, INC.	ATLANTA SPORTS & IMPORTS
ADVANCED AUTO BROKERS, INC.	ATLANTIC COAST AUTOS
ADVANTAGE AUTO SALES	ATLANTIS RENT A CAR AND
ADVANTAGE FORD LINCOLN MERCURY	AUCTION DIRECT USA
AFFORDABLE RENTAL SALES	AURORA CHRYSLER PLYMOUTH
AFFORDABLE USED CARS & TRUCKS	AUSTIN MOTORS, INC
AJ’S AUTO	AUTO AMERICA
AL HENDRICKSON TOYOTA	AUTO BANK
AL PIEMONTE’S ARLINGTON HEIGHT	AUTO BRITE AUTO SALES
AL SPITZER FORD, INC.	AUTO CHOICE SELECT LLC
ALAN BESCO CARS AND TRUCKS	AUTO CITY AT CLAYTON
ALEX KARRAS LINCOLN	AUTO CORRAL, INC.
ALFA MOTORS	AUTO CREDIT CENTER INC
ALL CREDIT CAR SALES LLC	AUTO CREDIT OF KENTUCKY
ALL STATE MOTORS INC	AUTO DIRECT COLUMBUS OH
ALLAN VIGIL FORD	AUTO EXCHANGE
ALLEN TURNER AUTOMOTIVE	AUTO EXPECTATIONS LLC
ALLISONVILLE IMPORTS LLC	AUTO FINDERS OF VIRGINIA
ALLSTAR AUTO SALES	AUTO FINDERS, INC.
ALLSTAR MOTORS, INC.	AUTO HOUSE OF SALISBURY INC
ALPHA MOTOR SALES, INC.	AUTO LINE, INC.
ALTERNATIVES	AUTO MARKET, INC.
AMERICAN FINANCIAL SERVICES &	AUTO MART, INC.
AMG AUTO SALES INC	AUTO MASTERS
ANCHOR AUTO	AUTO MAX
ANDERSON AUTOMOTIVE GROUP INC	AUTO PLAZA
ANDY CHEVROLET COMPANY	AUTO PLAZA FORD
ANDY MOHR BUICK PONTIAC GMC	AUTO POINT USED CAR SALES

DEALER NAME	DEALER NAME
AUTO PROFESSIONAL CAR SALES	BEACON MOTORS INC
AUTO RITE, INC	BEAU TOWNSEND FORD
AUTO SHOWCASE OF LAUREL LLC	BEDFORD AUTO WHOLESALE
AUTO SHOWROOM	BEDFORD NISSAN INC
AUTO SOURCE OF GEORGIA	BELLAMY AUTOMOTIVE GROUP, INC
AUTO SPECIALISTS	BELL’S AUTO SALES
AUTO SPORT, INC.	BEN DAVIS CHEVROLET OLDSMOBILE
AUTO SPOT ORLANDO	BEN MYNATT CHEVY
AUTO STAR COLLECTION LLC	BEREA AUTO MALL
AUTO WISE AUTO SALES	BERGER CHEVROLET
AUTO WISE OF SHELBYVILLE	BERT SMITH INTERNATIONAL
AUTO WORLD	BESSEMER AL AUTOMOTIVE LLC
AUTODRIVE, LLC	BEST BUY AUTO SALES INC
AUTOHOUSE, US	BEST CHEVROLET
AUTOLAND	BEST DEALS ON WHEELS AUTO
AUTOMAX	BEST KIA
AUTOMAX OF LOUISVILLE II	BICKEL BROTHERS AUTO SALES INC
AUTOMOTIVE CONNECTION	BIG BLUE AUTOS, LLC
AUTOPLEX IMPORT	BIG JOHNS CARZ AN TRUCKS
AUTOQUICK, INC.	BIG O DODGE OF GREENVILLE, INC
AUTORAMA PREOWNED CARS	BIGELOW AUTO CENTER
AUTOSHOW SALES AND SERVICE	BILL BLACK CHEVROLET,
AUTOVESTORS	BILL BRANCH CHEVROLET
AUTOVILLE, USA	BILL BRYAN SUBARU
AUTOWAY FORD OF BRADENTON	BILL BUCK CHEVROLET, INC
AUTOWAY FORD OF ST PETE	BILL COLE NISSAN
AUTOWAY HONDA ISUZU	BILL JACOBS ENTERPRISES INC
AUTOWAY LINCOLN-MERCURY	BILL KAY CHYRSLER PLYMOUTH OF
AUTOWAY TOYOTA	BILL MAC DONALD FORD INC
AUTOWISE LLC	BILL MARINE FORD INC
AUTOWORLD	BILL REILLY’S UNION CITY TOYOT
AUTOWORLD USA	BILL SEIDLE’S NISSAN, INC.
AVERY AUTO SALES INC	BILL THOMPSON’S AUTO AGENCY LL
AVIN ENTERPRISES, INC,	BILLS AUTO SALES & LEASING,LTD
AXELROD PONTIAC	BILL’S CARS & TRUCKS INC
B & B TRUCK CORRAL	BILLY HOWELL FORD-LINCOLN-
B & W MOTOR CARS	BILLY RAY TAYLOR AUTO SALES
B & W MOTORS	BLACKWELL MOTORS INC
BACHMAN AUTO GROUP, INC.	BLAKE HOLLENBECK AUTO SALES IN
BAKARS INC	BLEECKER CHEVROLET PONTIAC
BALLAS BUICK GMC	BLOOMINGTON AUTO CENTER
BALTIMORE WASHINGTON AUTO	BLOSSOM CHEVROLET, INC.
BANK AUTO SALES	BLUE BOOK CARS
BARBIES AUTOS CORPORATION	BLUE PARROT AUTO SALES LLC
BARGAIN SPOT CENTER	BLUE PRINT AUTOMOTIVE GROUP II
BARRETT & SONS USED CARS	BLUE SPRINGS SALES INC
BARRETT DODGE-CHRYSLER-JEEP	BOB BELL FORD
BARTOW CHEVROLET	BOB BOAST DODGE
BARTOW FORD COMPANY	BOB CALDWELL DODGE COUNTRY INC
BARTS CAR STORE INC	BOB DANCE HYUNDAI
BASIC AUTO SALES	BOB DANCE KIA
BATTLEGROUND KIA	BOB KING MITSUBISHI
BAY GULF IMPORTS, INC.	BOB KING’S MAZDA
BEACH BOULEVARD AUTOMOTIVE INC	BOB MAXEY LINCOLN-MERCURY

DEALER NAME	DEALER NAME
BOB MCDORMAN CHEVROLET, INC	CALI-HABANA AUTO SALES CORP.
BOB ROHRMAN’S INDY SUZUKI	CALVARY CARS & SERVICE, INC
BOB STEELE CHEVROLET INC.	CAMPBELL MOTORS, INC.
BOB TAYLOR CHEVROLET	CANTON CAR COMPLEX
BOBB SUZUKI	CAPEHARTS WHOLESALE
BOBBY LAYMAN CHEVROLET, INC.	CAPITAL AUTO BROKERS
BOBBY LAYMAN PONTIAC CADILLAC	CAPITAL BOULEVARD AUTO SALES
BOBBY MURRAY TOYOTA	CAPITAL CADILLAC HUMMER
BONIFACE HIERS MAZDA	CAPITAL CITY IMPORTS
BONITA AUTO CENTER INC	CAPITAL FORD INC
BOOMDOX AUTO GROUP LLC	CAPITAL MOTORS
BORCHERDING ENTERPRISE, INC	CAPITOL AUTO
BRAD WINDHAMS USED CARS INC	CAR 1 AUTO SALES
BRADLEY CHEVROLET, INC.	CAR CENTRAL
BRAD’S USED CARS	CAR COLLECTION OF TAMPA INC.
BRADSHAW ACURA	CAR COLLECTION, INC.
BRAMAN HONDA OF PALM BEACH	CAR CONNECTION
BRAMLETT PONTIAC INC	CAR CONNECTION
BRANDON FORD	CAR CORNER
BRANDON HONDA	CAR CORRAL
BRANDON MITSUBISHI	CAR COUNTRY
BRANDT AUTO BROKERS	CAR DEALZ
BRANNON HONDA	CAR NET USA
BREAKAWAY HONDA	CAR SOURCE
BREMEN MOTORS	CAR ZONE
BRIDGE STREET AUTO SALES INC	CARCOAST AUTO SALES LLC
BRIGHT AUTO SALES LLC	CARDINAL CHRYSLER JEEP DODGE
BROADWAY AUTO SALES & SERVICE	CARDINAL MOTORS INC
BROCKMAN AUTOMOTIVE	CARENA MOTORS, CO.
BROMLEY AUTO SALES, LLC	CARL BLACK BUICK, PONTIAC, GMC
BRONDES FORD MAUMEE LTD	CARL GREGORY CHRYSLER-DODGE-
BRONDES FORD, INC	CARN AUTO SALES, INC.
BUCHANAN JENKINS HONDA,	CAROLINA AUTO EXCHANGE
BUCKEYE FORD LINCOLN MERC OF O	CAROLINA HYUNDAI OF FORT MILL
BUCKEYE FORD MERCURY, INC.	CAROLINA MOTORCARS
BUCKEYE NISSAN, INC.	CARPORT SALES & LEASING, INC.
BUDGET CAR SALES OF SW FLORIDA	CARRIAGE KIA
BUDS AUTO SALES	CARRIAGE MITSUBISHI
BUGGY ONE INC	CARRIAGE NISSAN
BURNS CHEVROLET, INC	CARS & CREDIT ASSISTANCE INC
BURTON’S USED CARS	CARS & CREDIT OF FLORIDA
BUTLER HYUNDAI INC.	CARS & TRUCKS
BUTLER KIA	CARS AND CARS, INC.
BUY RIGHT AUTO SALES INC	CARS DIRECT
BUYERS CHOICE AUTO CENTER LLC	CARS EAST
BYERLY FORD-NISSAN, INC	CARS OF ORLANDO
BYERS CHRYSLER LLC	CARS OF SARASOTA LLC
BYERS DELAWARE	CARS TO GO AUTO SALES AND
C & C MOTORS	CARSMART
C & K MOTOR CAR SALES INC	CARSMART AUTO SALES LLC
C & S AUTO	CARSMART, INC.
C & T AUTO SALES	CARTER & ANDERSON MOTORSPORTS
C & W AUTO SALES	CARZ 4 U, LLC
CADILLAC SAAB OF ORANGE PARK	CARZ, INC.

DEALER NAME	DEALER NAME
CASCADE AUTO GROUP, LTD	COLONIAL CHEVROLET
CASH AUTO SALES LLC	COLUMBUS AUTO RESALE, INC
CASS BURCH CHRYSLER DAEWOO	COLVIN AUTO SALES & SERVICE
CASTLE AUTO OUTLET, LLC	CONCOURS AUTO SALES, INC.
CASTLE USED CARS	CONEXION AUTO SALES
CASTRIOTA CHEVROLET GEO INC.	CONSUMER AUTO BROKERS
CAVIAR DREAMS LLC	CONYERS AUTOMAX
CBS AUTO SALES INC	CONYERS NISSAN
CBS QUALITY CARS, INC.	COOK & REEVES CARS INC
CENTRAL CAROLINA PRE-OWNED	COPPUS MOTORS - CHRYSLER,JEEP
CENTRAL PONTIAC INC.	CORAL PALM AUTO SALES
CENTRAL RALEIGH AUTO SALES	CORAL SPRINGS OLDSMOBILE, INC
CENTURY SALES INC	CORKLE AUTO SALES INC
CERTIFIED CARS, INC.	CORLEW CHEVROLET CADILLAC OLDM
CHAMBERLAIN AUTO SALES INC	CORNERSTONE MOTORS
CHAMPION CHEVROLET INC.	CORTEZ MOTORS
CHAMPION PREFERRED AUTOMOTIVE	COUGHLIN AUTOMOTIVE OF
CHARLES BARKER IMPORTS	COUGHLIN AUTOMOTIVE- PATASKALA
CHARLOTTE HONDA—VW	COUGHLIN CHEVROLET- NEWARK
CHEIFS WHOLESALE AUTOS	COUGHLIN CHEVROLET OF
CHOICE AUTO SALES	COUGHLIN FORD OF CIRCLEVILLE
CHRIS LEITH CHEVROLET	COUNTRY CLUB MOTORS
CHRIS LEITH DODGE	COUNTRY HILL MOTORS INC
CHRIS MOTORS AUTO SALES	COUNTRYSIDE FORD OF CLEARWATER
CHRIS SPEARS PRESTIGE AUTO	COURTESY AUTO GROUP INC.
CHRONIC INC.	COURTESY CHRYSLER JEEP DODGE
CHRYSLER JEEP OF DAYTON	COURTESY FORD
CHUCK CLANCY DODGE CHRYSLER	COURTESY HYUNDAI, INC
CINCINNATI USED AUTO SALES	COURTESY NISSAN
CINCY IMPORTS	COURTESY TOYOTA
CIRCLE CITY ENTERPRISES, INC.	COX AUTO SALES
CITY CHEVROLET	COX CHEVROLET INC
CITY CHEVROLET	COX CHRYSLER JEEP DODGE
CITY HYUNDAI	COX MAZDA
CITY KIA	COYLE CHEVROLET
CITY MITSUBISHI	CRAIG & BISHOP, INC.
CITY TO CITY AUTO SALES, LLC	CRAIG & LANDRETH INC
CLARK’S SUNSHINE	CRAMER TOYOTA OF VENICE
CLASSIC CHEVROLET BMW	CREDIT UNION REMARKETING
CLASSIC FORD LINCOLN MERCURY	CRENCOR LEASING & SALES
CLASSIC SUZUKI OF BIRMINGHAM	CRESTMONT CADILLAC
CLASSY CYCLES	CREWS CARS
CLAYDIES AUTO MALL	CRM MOTORS, INC.
CLAYTON PRE-OWNED AUTO	CRONIC CHEVROLET OLDSMOBILE
CLEARWATER TOYOTA	CRONIC CHEVROLET, OLDSMOBILE-
COASTAL AUTO GROUP INC. DBA	CROSS AUTOMOTIVE
COASTAL CARS, INC.	CROSSROADS AUTO SALES
COASTAL CHEVROLET, INC.	CROSSROADS AUTO SALES INC
COASTAL MITSUBISHI	CROSSROADS CHRYSLER JEEP DODGE
COCONUT CREEK HYUNDAI	CROSSWALK AUTO
COGDELLS AUTO SALES	CROWN AUTO DEALERSHIPS INC.
COGGIN HONDA	CROWN KIA
COGGIN NISSAN	CROWN NISSAN
COLLEGE CHEVROLET BUICK	CROWN NISSAN GREENVILLE

DEALER NAME	DEALER NAME
CRYSTAL MOTOR CAR COMPANY, INC	DIMMITT CHEVROLET
CURRIE MOTORS DRIVERS EDGE	DIRECT AUTO EXCHANGE, LLC
CUZZ’S AUTOSALES, INC.	DIRECT AUTO SOURCE
D & D MOTORS, INC.	DIRECT SALES & LEASING
D & R AUTOMOTIVE	DISCOUNT AUTO BROKERS
DADS CAR LOT INC	DISCOUNT AUTO BROKERS
DALE JARRETT FORD	DISCOUNT AUTO OUTLET CORP. OF
DALE JARRETT KIA	DISCOUNT AUTO SALES
DALLAS CPDJ	DISCOVERY AUTO SALES
DAN TOBIN PONTIAC BUICK GMC	DITTO CARS MARKETING LLC
DAN TUCKER AUTO SALES	DIXIE WAY MOTORS INC
DARBY SOUTH	DM MOTORS, INC.
DARCARS WESTSIDE PRE-OWNED	DMC AUTO EXCHANGE
DAVE EDWARDS HYUNDAI, INC.	DNH AUTO
DAVE GILL PONTIAC GMC	DOMESTIC ACQUISITIONS
DAVID SMITH AUTOLAND, INC.	DON BROWN CHEVROLET, INC.
DAVID WESTCOTT BUICK ISUZU	DON HINDS FORD, INC.
DAVID’S CARS	DON JACKSON CHRYSLER DODGE
DAYS AUTO SALES INC	DON MEALEY CHEVROLET
DAY’S CHEVROLET	DON REID FORD INC.
DAYTON ANDREWS INC.	DON SEELYE DAEWOO
DAYTONA AUTO SPORT	DON SITTS AUTO SALES INC
DAYTONA DODGE	DORAL HYUNDAI
DAYTONA TOYOTA	DORSETT MITSUBISHI AUTO SALES
DEACON JONES AUTO PARK	DOTSON BROS CHRYS DODGE PLYM
DEALERGUYCOM, INC.	DOUG MARINE MOTORS INC
DEALS FOR WHEELS	DOUGLASVILLE KIA
DEALS ON WHEELS	DOWN HOME MOTORS LLC
DEALS ON WHEELS AUTO MART	DOWNEY & WALLACE AUTO SALES
DEALZ AUTO TRADE	DOWNTOWN BEDFORD AUTO
DEAN SELLERS, INC.	DOWNTOWN FORD LINCOLN
DEAN TEAM BRENTWOOD	DRAEGER MOTOR SALES, INC.
DEECO’S AUTO SALES INC	DRAKE MOTOR COMPANY
DEER FORD	DRIVE AWAY AUTO SALES
DELAND FORD	DRIVE NOW AUTO SALES
DELAND HONDA	DRIVER SEAT AUTO SALES LLC
DELRAY IMPORTS, INC	DRIVERIGHT AUTO SALES, INC.
DELRAY MAZDA	D’S AUTO OUTLET LLC
DELUCA TOYOTA INC	DUGAN CHEVROLET PONTIAC
DENNIS AUTO POINT	DUNN CHEVROLET OLDS INC.
DENNY’S AUTO SALES, INC.	DUNN PONTIAC BUICK GMC
DEREK MOTORCAR CO INC	DUVAL FORD
DESKINS MOTOR CO INC	DUVAL HONDA
DESTINYS AUTO SALES	DWIGHT ADAMS AND SON, INC
DETROIT II AUTO FINANCE	EAGLE ONE AUTO SALES
DETROIT II AUTOMOBILES	EARL TINDOL FORD, INC.
DEWEY BARBER CHEVROLET	EASLEY MITSUBISHI
DIAMOND II AUTO SALES, INC.	EAST CHARLOTTE NISSAN
DICK BIGELOW CHEVROLET	EAST ORLANDO KIA
DICK BROOKS HONDA	EASTGATE MOTORCARS, INC
DICK MASHETER FORD, INC.	EASY AUTO SALES
DICK SCOTT DODGE	EASY STREET RIDES & RODS LLC
DICK SCOTT MOTOR MALL INC	ECONOMIC AUTO SALES INC
DICK SMITH MUTSUBISHI	ED HARRISON AUTO SALES INC.

DEALER NAME	DEALER NAME
ED MORSE AUTO PLAZA	FANNIN LINC, MERC, TOY,
ED SCHMID FORD INC	FANTASY AUTOMOTIVES
ED SCHMIDT PONTIAC-GMC	FBC AUTOMOTIVE LTD
ED TILLMAN AUTO SALES	FENWICK MOTORS
ED VOYLES CHRYSLER-PLYMOUTH	FERCO MOTORS
ED VOYLES HONDA	FERMAN CHEVROLET
ED VOYLES MITSUBISHI	FERMAN CHEVROLET
EDDIE ANDRESON MOTORS	FERMAN CHRYSLER PLYMOUTH
EDDIE AUTO BROKERS	FERMAN NISSAN
EDDIE CRAIGS EXPRESS	FIAT OF SOUTH ATLANTA
EDDIE PREUITT FORD, INC.	FIDELITY AUTO CREDIT
EDGE MOTORS	FIELDS CADILLAC-OLDSMOBILE-
EDWARDS CHEVROLET CO	FIRKINS C.P.J.S.
EJ’S AUTO WORLD, INC.	FIRKINS NISSAN
EJ’S QUALITY AUTO SALES, INC.	FIRST CHOICE AUTOMOTIVE INC
ELITE AUTO GROUP	FIRST STOP AUTO SALES
ELITE AUTO SALES	FITZGERALD MOTORS, INC.
ELITE AUTO SERVICES LLC	FIVE POINTS TOYOTA, INC.
ELITE CAR SALES OF CLEARWATER	FIVE STAR CAR SALES, INC.
ELITE CAR SALES WEST INC	FIVE STAR CHEVROLET CADILLAC
ELITE MOTORCARS	FLAMMER FORD OF SPRINGHILL
ELITE MOTORS, INC.	FLEET SERVICES REMARKETING
ELKIN MOTOR SALES, LLC	FLORENCE AUTO MART INC
ELYRIA FORD	FLORIDA AUTO EXCHANGE
ELY’S AUTOMOTIVE INC	FLORIDA GULF COAST, LLC
EMERALD COAST AUTO SALES, INC	FLORIDA SELECT PREOWNED
EMPIRE AUTOMOTIVE GROUP	FLOW CHEVROLET LLC
ENON AUTO SALES	FLOW HONDA
ENTERPRISE	FLOW PONTIAC-BUICK-GMC
ENTERPRISE CAR SALES	FLOWERS AUTOMOTIVE LLC
ENTERPRISE CAR SALES	FOLGER AUTOMOTIVE, LLC
ENTERPRISE CAR SALES	FORD OF PORT RICHEY
ENTERPRISE CAR SALES	FORT MYERS TOYOTA INC.
ENTERPRISE LEASING CO OF	FORT WALTON BEACH
ENTERPRISE LEASING CO OF GA	FORT WAYNE ACURA
ENTERPRISE LEASING CO. OF ORL.	FORT WAYNE CREDIT CONNECTION I
ENTERPRISE LEASING CO., INC.	FORT WAYNE TOYOTA/LEXUS OF
ENTERPRISE LEASING COMPANY	FOSTER CHEVROLET OLDS CADILLAC
ENTERPRISE LEASING COMPANY	FOUNTAIN AUTO MALL
ERIE SHORE CAR COMPANY	FOX AUTO SALES
ERNEST MOTORS, INC.	FOX MOTOR GROUP LLC
ESTERO BAY CHEVROLET INC	FRANK MYERS AUTO SALES, INC
EVEREST AUTOMOTIVE GROUP, INC	FRANK SHOOP CHEVY BUICK PONTIA
EVERYDAY AUTO SALES	FRANKART AUTO SALES, LLC
EXCLUSIVE CARZ AND AUTO	FRANKLIN AUTO EXHANGE
EXPRESS AUTO SALES	FRANKLIN FAMILY CHEVY BUICK GM
EXTREME DODGE DODGE TRUCK	FRED MARTIN MOTOR COMPANY
EXTREME IMPORTS	FREEDOM FORD, INC.
EZ AUTO SALES	FRENCHIES AFFORDABLES
FAIRFIELD FORD	FRENSLEY CHRYSLER PLYMOUTH
FAITH MOTORS, INC.	FRIDAY’S AUTO SALES, INC.
FAMILY KIA	FRIENDLY FINANCE AUTO SALES
FAMILY MOTORS	FRITZ ASSOCIATES
FANELLIS AUTO	FRONT ROW MOTORS, II

DEALER NAME	DEALER NAME
FRONTLINE AUTO SALES	GRAY EPPERSON MAZDA
FUCCILLO KIA OF CAPE CORAL	GREAT LAKES CHEVROLET BUICK
FULTONDALE AUTO SALES	GREAT LAKES HYUNDAI, INC.
FUTURE AUTOMOTIVE LLC	GREAT NECK AUTO SALES
FWB SPORTS & IMPORTS	GREEN FORD, INC
G GREG AUTO AUCTION	GREENBRIER C-P-J
GAINESVILLE DODGE	GREENBRIER TRUCK CENTER, INC.
GAINESVILLE NISSAN	GREENE FORD COMPANY
GALARZA MOTORSPORT	GREENLIGHT MOTORS, LLC
GALEANA CHRYSLER PLYMOUTH	GREENS AUTOPOINT
GANLEY BEDFORD IMPORTS INC	GREENWAY FORD, INC
GANLEY CHEVROLET, INC	GREENWOOD’S HUBBARD CHEVY OLDS
GANLEY DODGE	GREG SWEET FORD INC
GANLEY LINCOLN MERCURY	GRIFFIN FORD SALES, INC.
GANLEY LINCOLN MERCURY OF	GRIFFIN MOTOR CO, INC
GANLEY NISSAN	GRIFFITH AUTO GROUP
GARY MATHEWS CHRYSLER DODGE	GROGANS TOWNE CHRYSLER
GARY YEOMANS FORD	GROTE AUTOMOTIVE INC
GASTONIA NISSAN, INC	GS AUTO BROKERS LLC
GATE CITY MOTOR COMPANY, INC.	GULF COAST AUTO BROKERS, INC.
GATOR CHRYSLER-PLYMOUTH, INC.	GUS MACHADO FORD, INC.
GATORLAND TOYOTA	GWINNETT PLACE FORD
GENE GORMAN & ASSOC. INC. DBA	GWINNETT PLACE NISSAN
GEN-X CORP	GWINNETT SUZUKI
GEOFF ROGERS AUTOPLEX	H & H AUTO SALES
GEORGE NAHAS CHEVROLET INC	HAASZ AUTO MALL, LLC
GEORGES ENTERPRISES, INC.	HAIMS MOTORS II, INC.
GEORGIA AUTO BROKERS	HAIMS MOTORS INC
GERALD DANELY AUTO SALES LLC	HALEY TOYOTA OF RICHMOND
GERMAIN CADILLAC	HANSELMAN AUTO SALES INC.
GERMAIN FORD	HAPPY AUTO MART
GERMAIN OF SARASOTA	HARBOR CITY AUTO SALES, INC.
GERMAIN TOYOTA	HARDIE’S USED CARS, LLC
GERMAIN TOYOTA	HARDY CHEVROLET
GERRY WOOD HONDA	HAROLD CHEVROLET BUICK, INC.
GETTEL TOYOTA	HAROLD ZEIGLER CHRYSLER DODGE
GILLYS LTD, LLC	HARPER AUTO SALE, LLC
GLADDING CHEVROLET, INC.	HARRELSON NISSA
GLENBROOK DODGE, INC.	HATCHER’S AUTO SALES
GLENBROOK HYUNDAI	HATFIELD USED CAR CENTER
GLENDALE CHRYSLER JEEP INC	HAWK FORD OF OAK LAWN
GLOBAL MOTORIST	HAWKINS MOTOR SALES
GO! AUTO STORE	HAWKINSON KIA
GOLDEN OLDIES	HAWLEY MOTOR SALES, INC
GOLLING CHRYSLER JEEP	HAYDOCY PONTIAC-GMC TRUCK INC
GOOD MOTOR COMPANY	HEADQUARTER HONDA
GOOD PATH AUTO SOCIETY	HEATH MOTORSPORTS
GOOD RIDES, INC.	HENDRICK HONDA
GOOD TO GO AUTO SALES INC	HENDRICK HONDA OF CHARLESTON
GORDON CHEVROLET, INC.	HENNESSY MAZDA PONTIAC
GOSS SUZUKI OF RIVERGATE	HENNESSY MAZDA PONTIAC GMC
GRAHAM AUTO SALES	HERB ADCOX CHEVROLET COMPANY
GRAND 54 AUTO SALES INC.	HERB KINMAN CHEVROLET, INC.
GRANT MOTORS CORP.	HERITAGE AUTO SALES, LLC

DEALER NAME	DEALER NAME
HIBDON MOTOR SALES	J & M AFFORDABLE AUTO, INC.
HICKORY HOLLOW CARNIVAL KIA	JACK DEMMER FORD, INC.
HIESTER PREOWNED CLEARANCE CTR	JACK MATIA CHEVROLET
HIGHWAY MOTORS INC	JACK MAXTON CHEVROLET INC
HILBISH MOTORS CO, INC	JACK STONES CREEKSIDE SALES
HILL NISSAN INC	JACK WILSON PONTIAC, GMC
HILLMAN MOTORS, INC.	JACKIE MURPHY’S USED CARS
HOLLER CHEVROLET	JACKSON ACURA
HOLLYWOOD CHRYSLER PLYMOUTH	JACKSONVILLE CHRYSLER
HOLLYWOOD MOTOR CO	JADES AUTO SALE INC
HOMETOWN AUTO SALES	JAKE SWEENEY CHEVROLET, INC
HOMETOWN AUTO, INC.	JAKMAX
HOMETOWNE AUTO SALES LLC	JAM VEHICLES, INC,
HONDA CARS OF BRADENTON	JAMES O’NEAL CHRY-DODGE JEEP
HONDA CARS OF ROCK HILL	JAMIE’S DISCOUNT AUTO SALES
HONDA EAST	JARRARD PRE-OWNED VEHICLES
HONDA MARYSVILLE	JARRETT FORD HAINES CITY
HONDA OF CONYERS	JARRETT FORD MERCURY
HONDA OF FORT MYERS	JARRETT FORD OF PLANT CITY
HONDA OF MENTOR	JAY HONDA
HONDA OF OCALA	JB’S AUTO SALES OF PASCO, INC.
HONDA OF PORT RICHEY	JC AUTOMAX
HONDA OF THE AVENUES	JC LEWIS FORD, LLC
HONDA OF WESLEY CHAPEL	JEEPSTERS, LLC
HOOVER CHRYSLER PLYMOUTH DODGE	JEFF SCHMITT AUTO GROUP
HUBERT VESTER CHEVROLET	JEFF WYLER ALEXANDRIA, INC.115
HUBERT VESTER TOYOTA SCION	JEFF WYLER CHEVROLET, INC
HUBLER CHEVROLET INC	JEFF WYLER HONDA OF FRANKFORT
HUBLER NISSAN, INC.	JEFF WYLER SPRINGFIELD, INC
HUDSON NISSAN	JEFFREYS AUTO EXCHANGE
HUMMER OF CINCINNATI	JEFFS MOTORCARS, INC.
HUSTON MOTORS INC.	JENKINS ACURA
HYUNDAI OF ST. AUGUSTINE	JENKINS HYUNDAI
HZF PLAINWELL	JENKINS HYUNDAI OF BRADENTON
IDEAL IMPORTS LLC	JENKINS HYUNDAI OF LEESBURG
IMAGINE CARS	JENKINS NISSAN, INC.
IMMACULATE AUTO	JENKINS PRE-OWNED AUTO SALES
IMPERIAL MOTORS	JEREMY FRANKLINS SUZUKI OF KAN
IMPORT AUTO BROKERS INC	JERRY ULM DODGE INC.
IMPORT MOTORSPORT, INC	JERRY WILSON’S MOTOR CARS
INDY AUTO BROKERS	JERRYS CHEVROLET
INDY’S UNLIMITED MOTORS	JIM BURKE NISSAN
INFINITI OF BEDFORD	JIM DOUGLAS SALES AND SERVICE
INSTANT AUTO SALES LLC	JIM ELLIS MAZDA
INTEGRITY AUTO CONSULTANTS LLC	JIM KIRBY AUTOMOTIVE
INTEGRITY AUTO SALES, INC.	JIM SKINNER FORD INC
INTEGRITY MOTORS, INC	JIM WHITE HONDA
ISLAND LINCOLN MERCURY, INC.	JIM WOODS AUTOMOTIVE, INC.
ISLAND MOTOR SALES	JIMMIE VICKERS INC.
IVORY CHEVROLET, LLC	JIM’S AUTO SALES
J & A AUTO STYLE INC	JOE BULLARD CADILLAC
J & C AUTO SALES	JOE FIRMENT CHEVROLET
J & C AUTO SALES	JOE RICCI AUTOMOTIVE
J & J DREAM CARS INC	JOEY D’S AUTO OUTLET

DEALER NAME	DEALER NAME
JOHN BLEAKLEY FORD	KINGDOM CHEVROLET INC
JOHN HIESTER CHEVROLET	KINGDOM MOTOR CARS
JOHN HIESTER CHRYSLER DODGE	KINGS FORD, INC
JOHN M. LANCE FORD LLC	KING’S NISSAN
JORDAN AUTO SALES	KNE MOTORS, INC.
JORDAN AUTO SALES INC	KNOX BUDGET CAR SALES & RENTAL
JORGENSEN FORD SALES	KOE-MAK CORP
JOSEPH AUTO CENTER OF CINCINNA	KOETTING FORD INC
JOSEPH MOTORS	KOL AUTO SALES, INC.
JOSEPH TOYOTA INC.	KOSMIC DEALMAKERS, LLC
JPL AUTO EMPIRE	KR MOTORS LLC
JT AUTO INC.	KRAFT MOTORCARS/NISSAN
JULIANS AUTO SHOWCASE, INC.	KUHN HONDA VOLKSWAGON
JUPITER MOTORS	LAKE COUNTY AUTO SALES
JUST-IN-TIME AUTO SALES INC	LAKE KEOWEE CHRYSLER DODGE LLC
K & B FINANCIAL SERVICES INC	LAKE NISSAN SALES, INC.
K B AUTO EMPORIUM	LAKE NORMAN HYUNDAI
K J ENTERPRISES	LAKE NORMAN INFINITI
K T AUTO SALES LLC	LAKE PLACID MOTOR CAR, INC
KACHAR’S USED CARS, INC.	LAKELAND CHRYSLER PLYMOUTH,INC
KAISER PONTIAC BUICK GMC	LAKELAND TOYOTA INC.
KARL FLAMMER FORD	LAKESHORE AUTO WHOLESALERS INC
KARLEES AUTO INC	LAKESIDE AUTO SALES, INC.
KARZ DIRECT	LAKEVIEW FORD LINCOLN MERCURY
KEFFER HYUNDAI	LAKEWOOD AUTOSALES INC
KEFFER OF MOORESVILLE, LLC	LALLY ORANGE BUICK PONTIAC GMC
KEFFER PRE-OWNED SOUTH	LAMAR COOKS AUTO CHOICE INC
KEITH HAWTHORNE HYUNDAI	LANDERS MCLARTY CHEVROLET
KEITH HAWTHORNE HYUNDAI, LLC	LANDERS MCLARTY SUBARU
KEITH HAWTORNE FORD	LANDMARK CDJ OF MONROE, LLC
KEITH PIERSON TOYOTA	LANGDALE FORD COMPANY
KELLY CADILLAC SAAB HUMMER GMC	LANIGAN’S AUTO SALES
KELLY FORD	LARA AUTO SALES, INC.
KELLYS AUTO CARS	LARRY HILL IMPORTS
KEN GANLEY NISSAN INC	LARRY JAY IMPORTS, INC
KENDALL MITSUBISHI	LARRY’S CAR CONNECTION
KENNETHS USED CARS	LARRY’S USED CARS
KENNYS AUTO SALES, INC	LASH AUTO SALES, INC.
KEN’S AUTOS	LCA AUTO WHOLESALES, LTD
KENS KARS	LEADERSHIP MOTORS EXPORTS INC
KENTUCKY AUTO SALES	LEBANON FORD LINCOLN
KERNERSVILLE DODGE	LEE KIA
KERRY CHEVROLET, INC.	LEE NISSAN
KERRY NISSAN, INC.	LEGACY NISSAN
KEVINS CAR SALES	LEGACY TOYOTA
KEY CHRYLSER PLYMOUTH INC	LEHMAN TOYOTA
KIA ATLANTA SOUTH	LEIKIN OLDSMOBILE INC
KIA AUTO SPORT	LEITH FORD
KIA OF ALLIANCE	LEITH LINCOLN MERCURY
KIA OF CHATANOOGA	LEXUS OF FT. MYERS
KIA OF GREER	LIBERTY AUTO OUTLET INC
KIA OF LEESBURG	LIBERTY FORD LINCOLN MERC INC
KIA OF NAPLES	LIBERTY FORD SOLON, INC.
KIA OF RALEIGH	LIBERTY FORD SOUTHWEST, INC

DEALER NAME	DEALER NAME
LIBERTY PONTIAC GMC TRUCK, INC	MARTY FELDMAN CHEVY
LIBRA AUTO	MASHBURN MOTORS
LIMBAUGH TOYOTA, INC.	MASTER CAR INTERNATIONAL, INC
LIMESTONE AUTO SALES	MATHEWS BUDGET AUTO CENTER
LINDELL MAZDA	MATHEWS FORD INC.
LINDSAY ACURA	MATHEWS FORD OREGON, INC
LIPTON TOYOTA	MATT CASTRUCCI
LOAN A-RANGER MOTORS INC	MATTHEWS MOTORS INC.
LOGANVILLE FORD	MATTHEWS-CURRIE FORD CO
LOKEY NISSAN	MAVERICK MOTORS
LOMBARD AUTO EXCHANGE INC	MAX CARS
LONDOFF JOHNNY CHEVROLET INC	MAXIMUM DEALS, INC.
LONGSTREET AUTO	MAZDA CITY OF ORANGE PARK
LONGWOOD KIA MITSUBISHI	MAZDA SAAB OF BEDFORD
LOU BACHRODT CHEVROLET	MAZDA WESTSIDE
LOU SOBH PONTIAC/BUICK/GMC	MCELVEEN PONTIAC BUICK GMC
LOUDON MOTORS, INC	MCFARLAND CHEVROLET BUICK INC
LOVE CHEVROLET INC	MCGHEE AUTO SALES INC.
LOWERY BROS. OVERSTOCK LLC	MCHUGH INC
LOWEST PRICE AUTO BROKERS INC	MCKENNEY DODGE LLC
LOWEST PRICE TRANSPORTATION	MCKENNEY-SALINAS HONDA
LUXURY CARS & FINANCIAL, INC.	MCKENZIE MOTOR COMPANY, INC,
LUXURY IMPORTS AUTO SALES	MCPHAILS AUTO SALES
LYNN LAYTON CADILLAC NISSAN IN	MCQUISTON MOTORS
M & L IMPORTS INC	MCVAY MOTORS, INC.
M & L MOTOR COMPANY, INC.	MD AUTO SALES LLC
M & M AUTO WHOLESALERS, LLC	MECHANICSVILLE HONDA
MACHADO AUTO SELL LLC	MECHANICSVILLE TOYOTA
MACKENNEY AUTO SALES	MED TRANSIT AUTO
MACLAY MOTORS	MEDINA AUTO BROKERS
MAG MOTORS III INC	MEDLIN MOTORS, INC.
MAHER CHEVROLET INC	MENTOR IMPORTS,INC.
MAJOR MOTORS SALES	MERCEDES BENZ OF NOVI
MALCOLM CUNNINGHAM FORD	MEROLLIS CHEVROLET SALES
MANNING MOTORS, INC.	METRO HONDA
MANNIX MOTORS	METRO MITSUBISHI
MARANATHA CAR CO	METRO USED CARS
MARIETTA AUTO MALL CENTER	METROLINA S & H AUTO SALES INC
MARK ANTHONY MOTORS	MIAMI LAKES GMC BUICK PONTIAC
MARK BRADLEY AUTO SALES	MICCO MOTORS
MARK SWEENEY BUICK PONTIAC GMC	MICHAEL’S AUTO SALES CORP
MARK THOMAS FORD	MICHAEL’S MOTOR CO
MARLOZ OF HIGH POINT	MICHIGAN CAR & TRUCK, INC.
MARLOZ OF STATESVILLE	MID AMERICA AUTO GROUP
MAROONE CHEVROLET	MID ATLANTIC AUTO SALES NETWOR
MAROONE CHEVROLET	MID FLORIDA WHOLESALERS INC
MAROONE CHEVROLET	MID STATE MOTORS, INC
MAROONE CHEVROLET OF	MIDDLETON USED CARS
MAROONE FORD LLC	MIDDLETOWN FORD, INC
MAROONE FORD OF MARGATE	MIDFIELD MOTOR COMPANY, INC.
MAROONE HONDA OF HOLLYWOOD	MID-LAKE MOTORS, INC.
MAROONE HONDA OF MIAMI	MIDWAY MOTORS
MARSHALL FORD	MIDWEST AUTO GROUP LLC
MARSHALL MOTORS OF FLORENCE	MIDWESTERN AUTO SALES, INC.

DEALER NAME	DEALER NAME
MIKE BASS FORD	NATIONAL MOTORS, INC.
MIKE CASTRUCCI FORD OF ALEX	NATIONAL ROAD AUTO SALES
MIKE CASTRUCCI FORD SALES	NEIL HUFFMAN NISSAN
MIKE ERDMAN MOTORS, INC.	NELSON MAZDA
MIKE ERDMAN TOYOTA	NELSON MAZDA RIVERGATE
MIKE PRUITT HONDA, INC	NETWORK AUTO SALES INC
MIKE SHAD FORD	NEW CARLISLE AUTOMOTIVE INC
MIKE THOMAS AUTO SALES	NEW WAY AUTOMOTIVE
MIKE’S AUTO FINANCE	NEWCOMBS SERVICE, INC
MIKES TRUCKS AND CARS	NEWTON’S AUTO SALES, INC.
MILES AUTO CARE	NEX 2 NU-AUTO SALES INC
MILESTONE MOTORS, L.L.C.	NEXT GENERATION MOTORS, INC.
MILTON DODGE CHRYSLER JEEP	NICHOLAS DATA
MINIVAN SOURCE, INC.	NICK MAYER LINCOLN MERCURY INC
MIRACLE AUTOMOTIVE GROUP	NICKS AUTO MART
MIRACLE CHRYSLER DODGE JEEP	NIMNICHT CHEVROLET
MIRACLE MOTOR MART EAST	NIMNICHT PONTIAC
MISSION AUTOMOTIVE, LLC	NISSAN OF BRANDON
MLM AUTOBROKERS LLC	NISSAN ON NICHOLASVILLE
MODERN CORP	NISSAN SOUTH
MODERN NISSAN CONCORD LLC	NORTH BROTHERS FORD, INC
MODERN TOYOTA	NORTH COAST AUTO MALL
MONROE DODGE/CHRYSLER INC.	NORTH TAMPA CHRYSLER JEEP DODG
MONTEVALLO IMPORTS, LLC	NORTHGATE AUTO SALES
MONTGOMERY MOTORS	NORTHGATE FORD LINCOLN MERCURY
MONTROSE FORD LINCOLN/MERCURY	NORTHWOOD AUTO SALES LLC
MONTROSE TOYOTA	NOURSE CHILLICOTHE
MONTROSE TRI COUNTY KIA	NOWHERE AUTOMOTIVE INC
MOODY MOTORS	NU 2 U CARS
MOORE NISSAN	NXT CARS
MORGAN MOTORS INC	OAKES AUTO INC
MORONI AUTO SALES INC	OASIS AUTO SALES INC
MORRIS MOTORS INC	OCEAN MAZDA
MOTOR CAR CONCEPTS II	O’CONNOR AUTOMOTIVE, INC
MOTOR CARS HONDA	O’DANIEL MOTOR SALES, INC.
MOTOR CARS OF STUART	OHIO AUTO SALES
MOTORCARS TOYOTA	OK MOTORS LLC
MOTORMAX OF GR	OLIVER C. JOSEPH, INC.
MR CAR LLC	ON THE ROAD AGAIN, INC.
MR CARS, INC.	ON TRACK AUTO MALL, INC.
MR T’S AUTO DETAIL & SALES INC	ONE SOURCE AUTOMOTIVE SOLUTION
MT CLEMENS AUTO CENTER	ONEX MOTORS
MULLINAX FORD OF PALM BEACH	ORANGE PARK DODGE
MURPHY AUTO SALES	ORANGE PARK MITSUBISHI
MURRAY’S USED CARS	ORLANDO HYUNDAI
MUSIC TOWN MOTOR CARS III	OSCAR MOTORS CORPORATION
MY AUTO IMPORT CENTER	O’STEEN VOLVO VOLKSWAGON
N T I	OXMOOR FORD LINCOLN MERCURY
NALLEY INFINITI	OXMOOR HYUNDAI
NAPELTON CHRYSLER JEEP DODGE	OXMOOR MAZDA
NAPLETON’S NORTH PALM AUTO PK	OZONA MOTORCARS
NAPLETON’S RIVER OAKS KIA	PAGE TOYOTA
NASIR AUTO SALES	PALATKA FORD-MERCURY, INC.
NATIONAL CAR MART, INC	PALM BAY MOTORS

DEALER NAME	DEALER NAME
PALM BEACH AUTO DIRECT	POWER PONTIAC GMC OLDSMOBILE
PALM BEACH DEALERSHIPS INC	POWERS SWAIN CHEVROLET INC
PALM BEACH TOYOTA	PREFERRED AUTO
PALM CHEVROLET	PREMIER AUTO BROKERS, INC.
PALM TREE AUTO SALES	PREMIER AUTO SOLUTIONS LLC
PALMER HUFFMAN AUTO OUTLET	PREMIER DODGE CHRYSLER JEEP
PALMETTO FORD	PREMIER FORD LINCOLN MERCURY
PALMETTO PREOWNED	PREMIER MOTOR CARS
PALMETTO WHOLESALE MOTORS	PREMIER MOTORCAR GALLERY
PANAMA CITY AUTOMOTIVE	PREMIERE CHEVROLET, INC.
PANHANDLE AUTOMOTIVE INC.	PREMIUM AUTO SALES AND SERV
PARK AUTO MALL, INC	PREMIUM MOTORS LLC
PARK FORD	PRESTIGE CARS INC
PARK PLAZA DODGE	PRESTIGE LEASING AND SALES INC
PARKS AUTOMOTIVE, INC	PRESTIGE MOTORS
PARKS CHEVROLET - GEO	PRESTON CHEVROLET CADILLAC
PARKS CHEVROLET, INC	PRESTON HYUNDAI
PARKWAY FORD, INC.	PRICED RIGHT CARS, INC
PARKWAY MOTORS INC	PRIME MOTORS INC
PARKWAY MOTORS INC	PRIORITY HONDA HUNTERSVILLE
PATRICK O’BRIEN JR, CHEV. INC.	PRO CAR AUTO GROUP, INC
PATRIOT CHEVROLET	PRO CAR II
PAUL MILLER FORD, INC.	PRO MOTION CO INC
PAUL’S TRADING STATION LLC	PROCAR
PAYLESS AUTO DEALS LLC	PROCTOR & PROCTOR
PEARCE AUTO SALES, INC	PROFESSIONAL AUTO SALES
PEARSON IMPORTS, INC.	PUGMIRE ISUZU
PEDIGO’S HEARTLAND CROSSING	QUALITY CARS & TRUCKS
PELHAM’S AUTO SALES	QUALITY IMPORTS
PERFORMANCE CHEVROLET BMW	QUALITY IMPORTS
PERFORMANCE CHEVROLET SUBARU	QUALITY IMPORTS, INC
PERSINGER AUTOMOTIVE	QUALITY PONTIAC GMC TRUCKS,INC
PETE MOORE CHEVROLET, INC	R & B CAR COMPANY
PETE MOORE IMPORTS, INC	R & Z AUTO SALES
PETERS AUTO SALES, INC.	R.H. CARS, INC.
PHIL SMITH CHEVROLET	R.K. CHEVROLET
PHILLIPS BUICK PONTIAC GMC INC	RANDY MARION CHEVROLET PONTIAC
PHILLIPS CHRYSLER-JEEP, INC	RANKL & RIES MOTORCARS, INC
PIEDMONT AUTO SALES NETWORK	RANSY WISE CHEVROLET BUICK
PIEMONTES DUNDEE CHEVROLET	RAY SKILLMAN CHEVROLET
PILES CHEV-OLDS-PONT-BUICK	RAY SKILLMAN EASTSIDE
PINELLAS MOTORS INC	RAY SKILLMAN FORD INC.
PINNACLE AUTO HOLDINGS	RAY SKILLMAN NORTHEAST BUICK G
PIRTLE & HOWERTON AUTOMOTIVE	RAY SKILLMAN NORTHEAST MAZDA
PLAINFIELD AUTO SALES, INC.	RAY SKILLMAN OLDSMOBILE AND
PLANT CITY AUTOMALL	RAY SKILLMAN WESTSIDE
PLATINUM MOTOR CARS	RC AUTO BROKERS LLC
PLAZA CADILLAC	RED HOAGLAND HYUNDAI, INC.
PLAZA PONTIAC BUICK GMC INC	RED HOAGLAND PONTIAC GMC INC
POGUE CHEVROLET INC	REDMOND AUTOMOTIVE
POMOCO CHRYSLER/PLY OF HAMPTON	REDSKIN AUTO SALES INC
POMPANO HONDA	REED LALLIER CHEVROLET
PORT MOTORS	REEF AUTO GROUP
POTAMKINS PLANET DODGE CHRYSLE	REGAL CARS OF FLORIDA INC

DEALER NAME	DEALER NAME
REGAL PONTIAC, INC.	S & S VENTURES OF SUNTREE LLC
REGISTER CHEVROLET & OLDS	S WILSON’S AUTO SALES
RELIABLE TRUCK SALES	SABISTON MCCABE AUTO SOLUTIONS
RELIABLE USED CARS	SALTON MOTOR CARS INC
RICE TOYOTA	SAM GALLOWAY FORD INC.
RICH MORTONS GLEN BURNIE	SAM SWOPE AUTO GROUP, LLC
RICK CASE ATLANTA	SAM SWOPE PONTIAC BUICK GMC
RICK CASE MOTORS, INC.	SANSING CHEVROLET, INC
RICK HANCOCK PRE-OWNED LLC	SANTOS AUTOMOTIVE LLC
RICK HENDRICK CHEVROLET	SARASOTA FORD
RICK MATTHEWS BUICK PONTIAC	SATURN OF CLEARWATER
RIDE TODAY FINANCING LLC	SATURN OF GRAND RAPIDS
RIDESMART AUTOMOTIVE GROUP	SATURN OF PORT RICHEY
RIGHT CHOICE AUTOMOTIVE LLC	SATURN OF ST PETE
RIGHTWAY AUTOMOTIVE CREDIT	SATURN OF WEST BROWARD
RIGHTWAY AUTOMOTIVE CREDIT	SAULS MOTOR COMPANY, INC.
RIOS MOTORS	SAV MOR AUTOS
RITA CASE CARS INC	SAVANNAH AUTO
RIVER CITY AUTO CENTER	SAVANNAH AUTOMOTIVE GROUP
RIVERBEND FORD	SAVANNAH MOTORS
RIVERCHASE KIA	SAVANNAH SPORTS AND IMPORTS
RIVERGATE TOYOTA	SAVANNAH USED CAR WAREHOUSE
RIVERSIDE MOTORS, INC	SC AUTO SALES
RIVERTOWN TOWN AUTO SALES INC	SCARRITT MOTORS INC
RIVIERA AUTO SALES SOUTH, INC.	SCHULTZ AUTO BROKERS
ROBERT LEE AUTO SALES INC	SCHUMACHER AUTOMOBILE, INC
ROBKE CHEVROLET COMPANY	SCHUMACHER MOTOR SALES
ROCK BOTTOM AUTO SALES, INC.	SCOTT EVANS CHRYSLER PLYMOUTH
ROD HATFIELD CHRYSLER DGE JEEP	SCOTT EVANS NISSAN
ROGER DEAN CHEVROLET	SECOND CHANCE MOTORS
ROGER WILLIAMS AUTO SALES	SELECT IMPORTS
ROGERS AUTO GROUP	SELECT MOTORS
ROME AUTO BROKERS INC	SELECTIVE AUTO & ACCESSORIES
RON ANDERSON CHEVROLET-	SERPENTI CHEVROLET OF ORVILLE
RON BUTLER MOTORS, LLC	SERPENTINI CHEVROLET OF
ROSE CHEVROLET, INC.	SERRA AUTOMOTIVE
ROSE CITY MOTORS	SERRA CHEVROLET, INC.
ROSE CITY MOTORS	SERRA TOYOTA, INC.
ROSE CITY MOTORS 2	SEXTON AUTO SALES, INC
ROSEVILLE CHRYSLER JEEP	SHAMBURG AUTO SALES
ROSS’S AUTO SALES	SHAN AUTO SALES
ROUEN CHRYSLER DODGE JEEP INC	SHARPNACK FORD
ROUEN LINCOLN MERCURY	SHAWNEE MOTORS GROUP
ROUEN MOTORWORKS LTD	SHELBYVILLE AUTO SALES LLC
ROUTE 4 AUTO STORE	SHEPHERDS PONTIAC BUICK GMC IN
ROWE AUTOMOTIVE LLC	SHERMAN DODGE
ROY O’BRIEN, INC	SHERWOOD AUTO & CAMPER SALES
ROYAL AUTOMOTIVE	SILVA SERVICES INC
ROYAL OAK FORD SALES, INC.	SIMS BUICK PONTIAC, LLC
RP CUSTOME INC	SINCLAIR DAVE LINCOLN MERCURY
RPM AUTO SALES LLC	SMITH & CURRIE MOTOR CO
RTI AUTO SALES	SMITH MOTORS LLC
RYAN’S AUTO SALES	SONS HONDA

DEALER NAME	DEALER NAME
SOUTH CHICAGO DODGE CRYSLER	STRUTHERS AUTO MALL
SOUTH I-75 CHRYSLER DODGE JEEP	SUBARU OF DAYTON
SOUTH OAK DODGE INC	SUBARU OF KENNESAW LLC
SOUTHEAST JEEP EAGLE	SUBURBAN AUTO SALES
SOUTHERN AUTO BROKERS	SUBURBAN CHEVROLET
SOUTHERN MOTOR COMPANY	SUBURBAN CHRYSLER JEEP DODGE
SOUTHERN MOTORS OF SAVANNAH	SUBURBAN MOTORS INC
SOUTHERN MOTORSPORTS	SULLIVAN AUTO SALES LLC
SOUTHERN PRIDE AUTO SALES, INC	SULLIVAN BUICK GMC INC
SOUTHERN STATES NISSAN, INC.	SULLIVAN PONTIAC CADILLAC GMC
SOUTHERN TRUST AUTO SALES	SUMITT PRE-OWNED OF DURHAM
SOUTHERN USED CARS	SUMMERVILLE FORD MERCURY INC
SOUTHFIELD JEEP-EAGLE, INC.	SUMMIT PLACE KIA CANTON
SOUTHGATE FORD	SUMMIT PRE-OWNED OF RALEIGH
SOUTHLAND FORD INC	SUN HONDA
SOUTHPORT MOTORS	SUN TOYOTA
SOUTHTOWNE ISUZU	SUNBELT CHRYSLER JEEP DODGE
SOUTHWEST AUTO SALES	SUNBELT’S FORD TWON OF ALBANY
SPARKY AUTO SALES LLC	SUNCOAST CHRYSLER PLYMOUTH
SPARTA CHEVROLET INC	SUNNY FLORIDA MOTORS, INC.
SPARTAN LINCOLN MERCURY	SUNNYSIDE NISSAN
SPARTANBURG CHRYSLER JEEP INC	SUNNYSIDE TOYOTA
SPIRIT FORD INC	SUNRISE AUTOMOTIVE
SPITZER AUTOWORLD	SUNSHINE AUTO BROKERS INC
SPITZER DODGE	SUNSHINE AUTO ENTERPRISES
SPITZER KIA	SUNSTATE FORD
SPITZER LAKEWOOD, INC	SUNTRUP NISSAN VOLKSWAGEN
SPITZER MOTOR CITY	SUPER TOYS
SPORT MAZDA	SUPERIOR ACURA
SPORT MITSUBISHI	SUPERIOR AUTO SALES
STADIUM AUTO SALES	SUPERIOR AUTOMOTIVE
STADIUM CHEVROLET BUICK	SUPERIOR CHEVROLET
STAN’S CAR SALES	SUPERIOR MOTORS
STAR AUTO SALES	SUPERIOR PONTIAC BUICK GMC,INC
STARRS CARS AND TRUCKS, INC	SUPERSTORE BUYHERE PAYHERE LLC
STEARNS MOTORS OF NAPLES	SUPRA ENTERPRISES
STEPHEN A FINN AUTO BROKER	SUTHERLIN NISSAN
STEVE AUSTINS AUTO GROUP INC	SUTHERLIN NISSAN OF FT. MYERS
STEVE CALDWELL AUTOMOTIVE LLC	SUTTON FORD INC
STEVE MOORE CHEVROLET	SUZUKI OF NASHVILLE
STEVE RAYMAN CHEVROLET, LLC	SWEENEY BUICK PONTIAC GMC
STEWART AUTO GROUP OF	SWEENEY CHEVROLET
STEWART MOTORS	SWEENEY CHRYSLER DODGE JEEP
STIENER AUTOMOTIVE GROUP	SZOTT FORD
STOKES AUTOMOTIVE INC	T & L AUTO SALES
STOKES BROWN TOYOTA SCION	T N S AUTO SALES, INC.
STOKES BROWN TOYOTA SCION	TAG AUTO
STOKES HONDA CARS OF BEAUFORT	TAMERON AUTOMOTIVE GROUP
STOKES MITSUBISHI	TAMI AUTO SALES INC
STONE MOUNTAIN CHRYSLER JEEP	TAMIAMI FORD, INC.
STONECREST TOYOTA	TAMPA AUTO SOURCE INC
STOUT SALES	TAMPA BAY AUTO FINANCE
STRENGTH AUTO SALES	TAMPA BAY TRADING INC
STRICKLAND AUTO SALES, INC.	TAMPA HONDALAND

DEALER NAME	DEALER NAME
TAMPA LUXURY CARS	TOM AHL HYUNDAI
TAPPER AUTO SALES	TOM GILL CHEVROLET
TARGET AUTOMOTIVE	TOM HOLZER FORD
TATE DODGE CHRYSLER JEEP INC	TOM KELLEY BUICK GMC PONTIAC
TAYLOR AUTO SALES	TOM SMITH TRADE IN LIQUIDATION
TAYLOR AUTO SALES INC.	TOM STENHOUWER AUTO SALES INC
TAYLOR MORGAN INC	TOM WOOD FORD
TAYLOR’S AUTO SALES	TOMLINSON MOTOR COMPANY OF
TEAM CHEVROLET OLDSMOBILE	TONY ON WHEELS, INC.
TEAM HONDA	TOP CHOICE AUTO
TEAM NISSAN OF MARIETTA	TOP NOTCH AUTO BROKERS
TED’S AUTO SALES, INC.	TOTH BUICK
TELEGRAPH CHRYSLER JEEP, INC.	TOWN & COUNTRY AUTO SALES, LLC
TENA AUTOMOTIVE LLC	TOWN & COUNTRY FORD
TENNYSON CHEVROLET, INC.	TOWN & COUNTRY FORD, INC.
TERRY CULLEN CHEVROLET	TOWN & COUNTRY FORD, INC.
TERRY LEE HONDA	TOWN & COUNTRY SELECT
TERRY REID KIA	TOWN CENTER KIA
THE 3445 CAR STORE, INC.	TOWNE EAST AUTO
THE AUTO OUTLET	TOWNSEND IMPORTS
THE BOULEVARD CAR LOT	TOYOTA OF ALBANY
THE CAR AND TRUCK STORE LLC	TOYOTA OF BEDFORD
THE CAR CABANA OF	TOYOTA OF EASLEY
THE CAR COMAPNY SUZUKI	TOYOTA OF GREER
THE CAR CONNECTION, INC.	TOYOTA OF HOLLYWOOD
THE CAR MAN LLC	TOYOTA OF LOUISVILLE, INC.
THE CAR SHACK	TOYOTA OF MCDONOUGH
THE CAR STORE	TOYOTA OF MUNCIE
THE CARSMART GROUP LLC	TOYOTA OF WARSAW
THE KIA STORE	TOYOTA OF WINTER HAVEN
THE LUXURY AUTOHAUS INC.	TOYOTA SOUTH
THE MINIVAN PLACE	TOYOTA WEST/SCION WEST
THE TRUCK FARM OF EASLEY	TRADEWIND CAR COMPANY
THE TRUCK LINK, LLC	TRADEWINDS MOTOR CENTER
THOMAS & SON INC.	TRI COUNTY CHEVROLET & OLDS-
THOMAS AUTO MART, INC.	TRIAD AUTO INC.
THOMASVILLE TOYOTA	TRIANGLE IMPORTS SALES AND
THOMPSON AUTO CENTER LLC	TRI-CITY MOTORS INC #2
THOMPSON AUTOMOTIVE, INC.	TRI-COUNTY CHRYSLER PRODUCTS
THOMPSON CADILLAC	TRI-COUNTY MOTORS
THORNTON CHEVROLET, INC	TRINITY AUTOMOTIVE
THORNTON ROAD HYUNDAI	TRL MOTORS
THRIFTY CAR SALES	TRONCALLI CHRYSLER-JEEP
THRIFTY CAR SALES	TROPICAL AUTO SALES
THRIFTY CAR SALES OF PENSACOLA	TROPICAL AUTO SALES LLC
THURSTON FLEET SALES	TROPICAL CADILLAC
TIFFIN FORD LINCOLN MERCURY	TROPICAL FORD
TIM LALLY CHEVROLET, INC	TROUTMAN MOTORS, INC.
TIM MARBURGER DODGE CHRYSLER	TROY FORD INC
TIP TOP AUTO SALES LLC	TRU AUTO BROKERS INC
TITAN MOTOR COMPANY INC	TRUSSVILLE MOTORS
TNT CHRYSLER DODGE JEEP	TRYON AUTO MALL
TNT USED AUTO SALES, INC.	TWO RIVERS USED CAR STORE
TODD WENZEL BUICK PONTIAC GMC	TYRONE SQUARE MAZDA

DEALER NAME	DEALER NAME
U DRIVE LLC	WADE RAULERSON HONDA
U RIDE AUTO SALES	WALDORF FORD, INC.
U.S. AUTO GROUP, INC.	WALSH AUTO BODY, INC
ULTIMATE IMAGE AUTO, INC	WARD AUTO SALES
UNDERWOOD MOTORS INC	WAYLAND MOTOR SALES
UNION CITY NISSAN	WAYNESVILLE AUTO MART
UNIQUE AUTO SALES, LLC	WEINLE AUTO SALES
UNITED SALES AND LEASING, INC	WESH INC
UNIVERSAL CHEVROLET CO	WESLEY CHAPEL NISSAN
UNIVERSITY AUTO & TRUCK	WEST AUTO SALES LLC
UNIVERSITY CHEVROLET, INC	WEST BROAD HONDA
UNIVERSITY HYUNDAI OF DECATUR	WEST COAST CAR & TRUCK SALES
UNIVERSITY MOTORS	WEST END AUTO SALES & SERVICE
URBAN AUTO SALES, LLC	WEST SIDE TOYOTA
US 1 CHRYSLER DODGE JEEP	WESTERN AVENUE NISSAN INC
US MOTORS	WESTLAND MOTORS RCP, INC.
USA AUTO & LENDING INC	WESTVIEW MOTORS, INC.
USA MOTORCARS	WHEEL N DEALIN
USED CAR FACTORY INC	WHEELS & DEALS AUTO SALES
USED CAR SUPERMARKET	WHEELS MOTOR SALES
V AND E ENTERPRISES	WHITE ALLEN CHEVROLET SUBARU
VA BEACH AUTO SHOWCASE, INC.	WHITE ALLEN HONDA
VADEN CHEVROLET BUICK PONTIAC	WHITTEN AUTO CENTER
VADEN NISSAN, INC.	WHOLESALE DIRECT
VAL WARD CADILLAC, INC.	WHOLESALE, INC
VANN YORK NISSAN, INC.	WILLETT HONDA SOUTH
VANN YORK PONTIAC, INC.	WILLIAMSBURG CHRY JEEP
VANN YORK TOYOTA, INC	WILLS MOTOR SALES
VANS CARS AND TRUCKS	WILMINGTON AUTO CENTER
VARSITY LINCOLN MERCURY	WILMINGTON MOTORS INC
VEHICLES 4 SALES, INC.	WILSON BROTHERS
VELOCITY MOTORS INC	WINTER HAVEN CHRYSLER PLYMOUTH
VERACITY MOTOR COMPANY LLC	WINTER PARK AUTO MALL CORP
VETERANS FORD	WOODBRIDGE MOTORS, INC.
VIC BAILEY HONDA, INC.	WOODY SANDER FORD, INC.
VIC BAILEY IMPORTS INC	WORLD AUTO
VIC BAILEY LINCOLN MERCURY	WORLD AUTO NET INC
VIC BAILEY VOLKSWAGEN MAZDA	WORLD CAR CENTER & FINANCING
VICTORY CHEVROLET LLC	WORLD CLASS MOTORS LLC
VICTORY NISSAN	WORLD FORD STONE MOUNTAIN
VILLAGE AUTO OUTLET INC	WORLEY AUTO SALES
VILLAGE FORD INC	WOW CAR COMPANY
VILLAGE MOTOR SALES, INC.	WYRICK AUTO SALES
VINCE WHIBBS PONTIAC-GMC	XL1 MOTORSPORTS, INC
VOLKSWAGON OF NEW PORT RICHEY	XPERT AUTO
VOLVO OF MELBOURNE	YADKIN ROAD AUTO MART
VOLVO OF TAMPA	YARK AUTOMOTIVE GROUP, INC
VOSS CHEVROLET INC	YERBY BAUER AUTO SALES
VOSS HONDA	YES CARS OF ATLANTA LLC
VW OF ORANGE PARK	YES U CAN USED AUTO SALES INC
W.P.B. AUTOMART/KIA	YOUR DEAL AUTOMOTIVE
WADE FORD INC	YOUR KAR CO INC
WADE RAULERSON
WADE RAULERSON BUICK GMC